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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 3, 1997


                        WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                      0-22772                         81-3899950
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(State or other            (Commission File No.)               (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                   Number)


   110 East Broadway, Missoula, Montana                            59802
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:            (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events

                           On March 3, 1997, the Registrant issued the press
                  release attached as Exhibit 99 announcing Completion of Security Bancorp Acquisition.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99   Press releases, dated March 3, 1997




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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            WesterFed Financial Corporation


Date: March 4, 1997                         By: /S/ Lyle R. Grimes
      -------------                             -------------------
                                            Lyle R. Grimes
                                            Chairman of the Board
                                            President & Chief Executive Officer



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                            Index to Exhibits




                                                        Sequentially
                                                        Numbered Page
                                                       Where Attached
     Exhibit                                              Exhibits
      Number                                            are located
      ------                                            ------------
       99        Press Releases dated March 3, 1997        5